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                                                                 Exhibit 10-C(4)

                             FOURTH AMENDMENT TO THE
                      DANA CORPORATION EXCESS BENEFITS PLAN

         Pursuant to resolutions of the Board of Directors adopted on February 10, 2004, the Dana Corporation Excess Benefits Plan (the "Plan") is hereby amended, effective as of January 1, 2003, as set forth below.

1.       Amend Section 1.12 of the Plan to read in its entirety as follows:

         "1.12 'Mortality Table' shall mean the Unisex Pension Plan 1984 Mortality Table (set forward one year in age) or such other pensioner annuity mortality table as the Company with the written consent of the Employee or Recipient shall determine and the associated Uniform Seniority Table for the determination of joint life expectancies, provided that for distributions with annuity starting dates after December 31, 2002 the Mortality Table used for purposes of adjusting any benefit for purposes of Sections 417(e) and 415(b)(2) of the Code shall be the 1994 GAR Table prescribed in Rev. Rul. 2001-62, based upon a fixed blend of 50 percent of the unloaded male mortality rates and 50 percent of the unloaded female mortality rates underlying the 1994 Group Annuity Reserving Table, projected to 2002."

         IN WITNESS WHEREOF, the undersigned has hereby executed this Fourth Amendment to the Excess Benefit Plan on behalf of the Corporation.

                                                     DANA CORPORATION

                                                    By: /s/ Michael L. DeBacker
                                                    ---------------------------
Witness:

/s/ M. Jean Hardman
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